Performance Guaranty

This Performance Guaranty made as of the ____ day of September, 2006 by and between BLX Funding LLC, a Delaware Limited Liability Company, having an office at 1633 Broadway, 39th Floor, New York, NY 10019 ("BLX") and MARK R. BASILE ("Guarantor").

WHEREAS:

A. BIOMETRX, INC. (the "Company") and BLX have or are about to enter into a Funding Agreement, of even date herewith (the "Funding Agreement"), a Factoring Agreement, of even date herewith (the "Factoring Agreement") and, from time to time after the date hereof, intend to enter into Purchase and Sale Agreements (collectively, the "Account Agreements"), pursuant to which BLX will purchase certain accounts receivable billed to customers of the Company ("Accounts Receivable") on the basis of, and in reliance upon, the representations, warranties and covenants of the Company contained in the Account Agreements and the Funding Agreement (collectively, the "Representations").

B. Guarantor is the Chief Executive Officer of the Company and owns _____% of the issued and outstanding shares of the Company.

C. It is a condition precedent to the obligation of BLX to enter into the Funding Agreement, the Factoring Agreement, and the Account Agreements and to purchase Accounts Receivable pursuant thereto that Guarantor shall have entered into this Performance Guaranty for the purpose of guaranteeing performance by the Company of the Representations.

NOW, THEREFORE, in order to induce BLX to enter into the Funding Agreement, the Factoring Agreement, and the Account Agreements and to purchase Accounts Receivable pursuant thereto, and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Guarantor hereby agrees as follows:

1. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees (a) the due and punctual performance by the Company of the Representations, (b) the payment (and not merely the collectibility) of any loss, liability or expense incurred by BLX in the event any one or more of the Representations is untrue in any respect or fail to be performed, and (c) the payment (and not merely the collectibility) of any other obligation owed by the Company to BLX of any nature that arises hereafter: (i) under the Funding Agreement, the Factoring Agreement, or any Account Agreement; (ii) pursuant to any modification or amendment thereof; or (iii) pursuant to any new, amended, modified or superceding Factoring Agreement or Funding Agreement executed hereafter by BLX and the Company (the "Guaranteed Obligations"). This Performance Guaranty is a continuing guaranty of the Guaranteed Obligations for the duration of the term of any such Funding Agreement, Factoring Agreement, and Account Agreements and shall be fully enforceable until each of the Guaranteed Obligations has been fully and completely satisfied. If the Company, or any of its successors and assigns, shall fail to perform all or any of the Representations and/or fail to duly and punctually pay the amounts set forth in subdivisions (a), (b), and (c) above, or any of them, Guarantor shall forthwith pay the same on demand.

2. Demand by BLX. The liabilities and obligations of Guarantor hereunder in respect of the Guaranteed Obligations shall become due and payable by Guarantor to BLX immediately after demand hereunder is made upon Guarantor by BLX in writing. Any such demand may be delivered concurrently with any notice of default. BLX shall be entitled to exercise its rights hereunder one or more times and no failure to exercise any such rights shall constitute a waiver thereof or of the right thereafter to seek payment hereunder on account thereof or otherwise.

3. Primary Obligation. The liability of Guarantor hereunder shall be primary, direct and immediate, and not conditional or contingent upon pursuit by BLX of any remedies it may have against the Company or any other party with respect to the Guaranteed Obligations. Any one or more successive and/or concurrent

actions may be brought against Guarantor either in the same action or proceeding, if any, brought against the Company, or in separate actions, as BLX in its sole discretion may deem advisable.

4. Subrogation. Guarantor shall become subrogated to the rights of BLX against the Company for any amounts actually paid by Guarantor to BLX hereunder only upon the payment or discharge in full of all of the Guaranteed Obligations. Such rights of subrogation shall be shared with other guarantors, if any, pari passu and in proportion to the payments any such guarantors have made to BLX under any like performance guaranty. BLX shall be entitled to exercise any and all remedies to which it may be entitled against any collateral pledged by the Company as if no such rights of subrogation exist.

5. Waiver of Demands, Notices, Diligence. Guarantor hereby consents, to the extent permitted by applicable law, to all the terms and conditions of the Guaranteed Obligations and waives (a) demand for payment of the Guaranteed Obligations or of any claim therefore; (b) notice of the occurrence of a default or of an event of default of any of the Guaranteed Obligations; (c) protest of the nonpayment of any of the Guaranteed Obligations; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by BLX; (f) notice of any indulgences or extensions granted to the Company or to any other person or entity which shall have succeeded to or assumed the obligations of the Company; (g) any requirement of diligence or promptness on BLX's part in the enforcement of any of its rights hereunder; (h) any enforcement of any of the Guaranteed Obligations; (i) any right which Guarantor might have to require BLX to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security therefore; and (j) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers hereinabove set forth shall be effective in all events and shall survive any liquidation, merger or consolidation of the Company or if the Company otherwise ceases to exist.

6. Obligations of Guarantor. The obligations of Guarantor under this Guaranty shall be unconditional, irrespective of the validity, regularity or enforceability of any of the Guaranteed Obligations. Such obligations shall not be affected by any action taken under any Guaranteed Obligations in the exercise of any right or remedy therein conferred; by any failure or omission on BLX's part to enforce any right granted there under or hereunder or any remedy conferred thereby or hereby; by any waiver of any term, covenant, agreement or condition of any of the Guaranteed Obligations or this Guaranty; by any release of any security or any other guaranty at any time existing for the benefit of BLX; by the merger or consolidation of the Company, or by any sale, lease or transfer by the Company to any person or entity of any or all of its properties; by any action of BLX granting indulgence or extension to or waiving or acquiescing in any default by the Company or by an successor to the Company or by any other person or entity which shall have assumed its obligations; by reason of any disability or other defense of the Company or of any successor to the Company; by any modification, or amendment of any agreement between the Company and BLX, or by the execution of any new, amended, modified or superceding Funding Agreement or Factoring Agreement between BLX and the Company or by any circumstance whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary or increase the risk of the Guarantor hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as provided herein, and then only to the extent of such payment or performance.

7. Notices. All notices, demands, requests and other communications required or permitted hereunder shall be deemed to have been sufficiently given or made if in writing and delivered by hand personally to, or mailed by registered or certified mail, return receipt requested, or by overnight courier, or telefaxed with confirmation of receipt requested, to:

To BLX:

BLX Funding LLC
1633 Broadway, 39th Floor
New York, NY 10019
Attn: Mark Weinberg
Fax: (646) 723-5089

To Guarantor: Mark R. Basile
736 Carlisle Road
Jericho, New York 11753
Fax: (516) 937-2880

or at such other address as the party to whom such notice or demand is directed may have designated in writing to the other parties hereto by notice as provided in this section.

8. Survival of Guaranty. This Performance Guaranty shall inure to the benefit of and be binding upon Guarantor and BLX and their respective heirs, successors and assigns, including any subsequent holder or holders of any Guaranteed Obligations, and the term "BLX" shall include any such holder or holders whenever the context permits. Guarantor hereby expressly consents and agrees that this Performance Guaranty shall continue in full force and effect notwithstanding: (a) the modification, amendment or change in any way, of the terms and conditions of the relationship between BLX and the Company; (b) any increase or change in Guarantor's risk resulting from any such modification, amendment or change in any of the terms and conditions of the relationship between BLX and the Company and/or (c) the execution of a new or superseding Funding Agreement or Factoring Agreement between BLX and the Company.

9. Independent Obligation. BLX may proceed against Guarantor under this Performance Guaranty without first proceeding against the Company, against any other guarantor or any other person or any security held by BLX and without pursuing any other remedy.

10. Counterparts. This Performance Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

11. Successors, Governing Law, Consent to Jurisdiction, Waiver of Service, Waiver of Jury Trial. This Performance Guaranty shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Performance Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed exclusively within such state. The parties hereto mutually agree that any legal action relating to or arising from this Performance Guaranty or relating in any way to the factoring relationship between BLX and the Seller and Guarantor(s), shall be maintained only in (a) the Supreme Court of the State of New York, Borough of Manhattan, or (b) the federal courts in and for the Southern District of New York (the "Courts of Jurisdiction"), and the parties hereto expressly consent and agree, and waive any objection, to the jurisdiction of the Courts of Jurisdiction over any such legal action, and over the parties hereto, and to the laying of venue in any of the Courts of Jurisdiction. The parties expressly agree that no legal action may be maintained between or among the parties hereto other than in the Courts of Jurisdiction, however, nothing in this paragraph shall be construed to limit the rights of the parties to domesticate, or otherwise pursue, any judgment obtained in the Courts of Jurisdiction in any other court, state, territory or nation. Furthermore, the parties hereto expressly agree to waive all otherwise applicable statutes, rules, or other requirements relating to the service of legal process, including, but not limited to, the service of a summons and/or complaint, and hereby agree to accept service of process in any such legal action pursuant solely to the notice provisions contained herein. Any such service of legal process made pursuant to the notice provisions hereof shall be deemed to be good and valid service, without regard for any contrary or inconsistent statute, rule or provision. The parties hereto do hereby waive any and all right to a trial by jury in an action or proceeding arising out of this Performance Guaranty or any of the Factoring Documents.

IN WITNESS WHEREOF, the Guarantor has executed this Performance Guaranty as of the day and year first above written.

For: GUARANTOR

By: [signature]

Mark R. Basile, Individually

Held in escrow until written [illegible] satisfactory [illegible] opinion of counsel to be supplied within 10 business days from the date of this Agreement.

Acknowledgment

STATE OF : SS:
COUNTY OF :

I certify that on September 18, 2006, Mark R. Basile personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

(a) is named in and personally signed this document; and

(b) signed, sealed and delivered this document as his or her act and deed.

Signed and sworn to before me this 18 day of September, 2006.

Notary Public

CARMEN GAVIRIA
NOTARY PUBLIC, STATE OF NEW YORK
No. 01GA6115249
QUALIFIED IN KINGS COUNTY
MY COMMISSION EXPIRES SEPT. 7, 2008